UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 20, 2005

Rimage Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN (Address Of Principal Executive Offices)	55439 (Zip Code)

(952) 944-8144
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation hereby furnishes a press release, issued on April 20, 2005, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2005 and hereby furnishes statements of its Chief Executive Officer and Chief Financial Officer made on April 20, 2005 at a telephone conference relating to the quarter ended March 31, 2005 results.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release issued on April 20, 2005.

99.2	Statements of Bernard P. Aldrich, Chief Executive Officer, and Robert M. Wolf, Chief Financial Officer, at a telephone conference held on April 20, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/ Robert M. Wolf

Robert M. Wolf Chief Financial Officer

Date:   April 21, 2005